Crow Point Hedged Global Equity Income Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated November 5, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective November 1, 2013, the address for Crow Point Partners, LLC (the “Adviser”), investment adviser to the Crow Point Hedged Global Equity Income Fund (the “Fund”) will change to the following:

Crow Point Partners, LLC

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

References to the Adviser’s old address in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7940.